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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                        AMENDMENT NUMBER ONE TO FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  June 29, 1998
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                         ------------------------------
                                   (Sponsor)
                             (Issuer in Respect of
  Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                      333-24489              13-3408716
 ------------------------        -----------         ------------------
 (STATE OR OTHER JURIS-          (COMMISSION          (I.R.S. EMPLOYER
 DICTION OF ORGANIZATION)          FILE NO.)         IDENTIFICATION NO.)


        399 Park Avenue, New York, New York                       10043
        -----------------------------------                       -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        Registrant's Telephone Number, including area code (212) 559-6899
                                                           --------------



        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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The definitions of the "Trustee Fee Rate" and "Master Servicing Fee Rate" set
forth in the Pooling and Servicing Agreement attached as an exhibit to the Form 8-K (as originally filed on July 13, 1998) contained errors in the relevant number of basis points set forth therein. This Amendment Number One is filed to cause such definitions of "Trustee Fee Rate" and "Master Servicing Fee Rate" to reflect accurately the corresponding terms of the Pooling and Servicing Agreement as executed.


Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

        On June 29, 1998, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc., as Mortgage Loan Seller ("CREI"), Morgan Guaranty Trust Company of New York, as Additional Warranting Party, CRIIMI MAE Services Limited Partnership, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee and REMIC Administrator. The Certificates consist of sixteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 147 multifamily and commercial mortgage loans (the "Mortgage Loans"), having, as of the close of business on June 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $1,009,500,069 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from CREI, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement between the Sponsor and CREI. The Sponsor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Citibank, N.A. and J.P. Morgan Securities Inc., as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated June 25, 1998.

        The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $205,079,000. The Class A-2 Certificates have an initial Certificate Balance of $514,190,000. The Class B Certificates have an initial Certificate Balance of $47,951,000. The Class C Certificates have an initial Certificate Balance of $58,046,000. The Class D Certificates have an initial Certificate Balance of $60,570,000. The Class E Certificates have an initial Certificate Balance of $37,856,000. The Class X Certificates have an initial notional amount of $1,009,500,069.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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Item 7.  Financial Statements and Exhibits

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits


Exhibit No.                                Description
-----------                                -----------

     4.1 Pooling and Servicing Agreement dated as of June 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc., as Mortgage Loan Seller, Morgan Guaranty Trust Company of New York, as Additional Warranting Party, CRIIMI MAE Services Limited Partnership, as Master Servicer and Special Servicer, and State Street Bank and Trust Company, as Trustee and REMIC Administrator.



























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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MORTGAGE CAPITAL FUNDING, INC.
                                            (Registrant)


                                            By: /s/ Richard L. Jarocki, Jr.
                                                ---------------------------
                                                Richard L. Jarocki, Jr.
                                                President


Dated: June 29, 1998


















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